ALPS VARIABLE INVESTMENT TRUST

ALPS/ALERIAN ENERGY INFRASTRUCTURE PORTFOLIO:
CLASS I (N/A) and CLASS III (ALEFX)
(the “Portfolio”)

SUPPLEMENT DATED MAY 15, 2018
TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2018

Effective May 15, 2018, Michael Akins is no longer serving as a portfolio manager of the Portfolio. Therefore, all references to Michael Akins in the Portfolio’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information are hereby deleted as of that date. Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., will remain as portfolio managers of the Portfolio.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.